UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2002

JABIL CIRCUIT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10560 9th Street North, St. Petersburg, Florida 33716

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code:     (727) 577-9749

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Certification of CEO
Certification of CFO
Statement of President and CEO
Statement of CFO

Item 7. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

     The following exhibits are furnished herewith pursuant to Item 9 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section.

EXHIBIT NO.	DESCRIPTION

99.1	Certification by the President and Chief Executive Officer of Jabil Circuit, Inc. submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by the Chief Financial Officer of Jabil Circuit, Inc. submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.3	Statement under oath of President and Chief Executive Officer of Jabil Circuit, Inc. dated November 26, 2002 submitted to the Securities and Exchange Commission in accordance with the Securities and Exchange Commission Order No. 4-460 issued June 27, 2002 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.4	Statement under oath of Chief Financial Officer of Jabil Circuit, Inc. dated November 26, 2002 submitted to the Securities and Exchange Commission in accordance with the Securities and Exchange Commission Order No. 4-460 issued June 27, 2002 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

Item 9. Regulation FD Disclosure.

     On November 25, 2002, the President and Chief Executive Officer and the Chief Financial Officer of Jabil Circuit, Inc. (the “Registrant”) each submitted to the Securities and Exchange Commission the signed certification required pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in conjunction with the filing of the Registrant’s Annual Report on Form 10-K for the year ended August 31, 2002, which report was filed on November 25, 2002. These two certifications are furnished herewith as Exhibits 99.1 and 99.2.

     On November 26, 2002, the President and Chief Executive Officer and the Chief Financial Officer each submitted sworn statements to the Securities and Exchange Commission dated November 26, 2002, in accordance with the Securities and Exchange Commission Order No. 4-460 issued June 27, 2002 pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. A copy of these two sworn statements is furnished herewith as Exhibits 99.3 and 99.4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC. (Registrant)

By:	/s/ Chris A. Lewis Chris A. Lewis, Chief Financial Officer

Date: November 26, 2002

EXHIBIT INDEX

99.1	Certification by the President and Chief Executive Officer of Jabil Circuit, Inc. submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by the Chief Financial Officer of Jabil Circuit, Inc. submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.3	Statement under oath of President and Chief Executive Officer of Jabil Circuit, Inc. dated November 26, 2002 submitted to the Securities and Exchange Commission in accordance with the Securities and Exchange Commission Order No. 4-460 issued June 27, 2002 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

99.4	Statement under oath of Chief Financial Officer of Jabil Circuit, Inc. dated November 26, 2002 submitted to the Securities and Exchange Commission in accordance with the Securities and Exchange Commission Order No. 4-460 issued June 27, 2002 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.